UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

BrandywineGLOBAL —

ALTERNATIVE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Alternative Credit Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	BrandywineGLOBAL — Alternative Credit Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018 - 19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60

BrandywineGLOBAL — Alternative Credit Fund	III

Investment commentary (cont’d)

billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	BrandywineGLOBAL — Alternative Credit Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective by taking a flexible, long and short global credit approach. The Fund will rotate amongst the global credit opportunities (long or short) that we, at Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s subadviser, find most attractive and navigate the credit quality spectrum throughout the different phases of the business cycle. The Fund also has the flexibility to hedge or increase exposure to certain risks based on Brandywine Global’s macroeconomic views. The Fund expects to trade actively.

The Fund may invest in securities, derivatives and other financial instruments of issuers located anywhere in the world. The Fund may focus a significant portion of its investments in a single country or currency and may change a country or currency focus at any time based on the opportunities we find most attractive. In selecting investment opportunities, we may consider whether the security is denominated in a currency that we expect to appreciate versus the U.S. dollar.

The Fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the Fund over the long term normally aims to average at least 50% of its total assets in high yield securities (commonly known as “junk bonds”); however, this allocation may range from 0% - 100% at any time. High yield bonds are those rated below investment grade (that is, securities rated below the Baa/BBB categories by at least one Nationally Recognized Statistical Rating Organization) or, if unrated, that we determined to be of comparable credit quality. The Fund’s investments may be rated either below investment grade or investment grade and may include, but are not limited to: corporate bonds; sovereign or government debt securities, including U.S. municipal securities; debt of supranational agencies; convertible securities; agency and non-agency mortgage-backed securities; asset-backed securities; bank loans; common and preferred stock; and currencies.

The Fund may invest a significant portion of its investments in certain types of investments, including agency and non-agency mortgage-backed securities. The Fund may invest in stripped mortgage-backed securities and other stripped securities. The Fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls). The Fund may hold instruments of any maturity or durationi, and the securities may have fixed, floating or variable rates of interest. The weighted average effective durationii of the Fund’s portfolio, including derivatives, is expected to range from -10 to 10 years. The Fund may invest in the equities of issuers of any market capitalization. It will not invest more than 20% of its total assets in equity securities.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including as a substitute for buying or selling securities, for purposes of enhancing returns, which transactions may be regarded as speculative. These derivative transactions include, but are not limited to, forwards, futures, options, swaps, credit default swaps and

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	1

Fund overview (cont’d)

commodity-linked investments. Further, the Fund may establish short positions, mainly through, but not limited to derivatives, to a substantial degree. Derivatives will not be used in a way that would cause the Fund to violate its investment guidelines, but there are no other percentage limits on the use of derivatives. The Fund may use one or more types of these instruments without limit. The Fund will not be leveraged through borrowing. However, certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the Fund acquires.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market experienced periods of volatility and generated weak results during the twelve-month reporting period ended October 31, 2018. Global yields generally moved higher over the reporting period, which was a headwind for fixed income assets.

To a great extent, monetary policy continued to diverge during the Fund’s fiscal year. The U.S. Federal Reserve Board (the “Fed”)iii raised the federal funds ratesiv four times during the reporting period, with the latest increase bringing the federal fund rate to a target range between 2.00% and 2.25%. The Fed also anticipates one additional rate hike in 2018, and expects to continue paring of its balance sheet. Other developed country central banks, including the European Central Bank (“ECB”)v and the Bank of Japan (“BoJ”)vi, maintained their accommodative polices. While the ECB announced that it would end its bond buying program by the end of 2018, it does not expect to raise interest rates “at least through the summer of 2019.” The BoJ and the People’s Bank of Chinavii also kept rates on hold during the reporting period. Elsewhere, the Bank of England (“BoE”)viii raised rates twice during the reporting period, with its last increase pushing rates to 0.75%.

All told, the Bloomberg Barclays Global Aggregate Bond Indexix returned -2.04% during the twelve-month reporting period ended October 31, 2018. Investors who took on additional risk also experienced weak results over the reporting period. Global high-yield corporate bonds, as measured by the Bloomberg Barclays Global High Yield Indexx, returned -0.95%. Meanwhile, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -5.27%. Within the currency markets, the U.S. dollar appreciated against most other currencies. The U.S. dollar was supported by several interest rate hikes by the Fed and indications that it would continue to tighten monetary policy in 2019.

Q. How did we respond to these changing market conditions?

A. Given strengthening growth in the U.S., robust U.S. corporate profits and uncertain global macro conditions, we made several adjustments to the portfolio during the reporting period. We reduced the Fund’s emerging markets foreign exchange (FX) exposure by eliminating its positions in the Brazilian real, Mexican peso and Peruvian sol. At the end of the reporting period one hundred percent of the portfolio was in U.S. dollars. We also sold our positions in bonds issued by Brazil, Mexico and Peru. Elsewhere, we tactically increased the Fund’s high-yield credit exposure using credit default swaps (“CDX”).

2	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

The Fund used U.S. Treasury futures to manage its bond exposure. The use of these instruments modestly contributed to performance during the reporting period. Currency forwards, which were used to manage the Fund’s currency exposures, detracted from results. The Fund’s CDX positions, which were used to manage its high-yield credit exposure, was beneficial for returns.

Performance review

For the twelve months ended October 31, 2018, Class IS shares of BrandywineGLOBAL — Alternative Credit Fund returned 1.32%. The Fund’s unmanaged benchmark the FTSE 3-Month U.S. Treasury Bill Indexxii returned 1.67%, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -0.07% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Alternative Credit Fund:
Class A	-1.19%	0.93%
Class C	-1.48%	0.12%
Class FI	-1.06%	0.96%
Class I	-1.00%	1.24%
Class IS	-0.95%	1.32%
FTSE 3-Month U.S. Treasury Bill Index	0.99%	1.67%
Lipper Alternative Credit Focus Funds Category Average[1]	-0.58%	-0.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2018 for Class A, Class C, Class FI, Class I and Class IS shares were 1.77%, 1.09%, 1.82%, 2.01% and 2.12%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares were 1.73%, 1.04%, 1.91%, 1.96% and 2.07%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

The Fund is the successor to an institutional account (the “Predecessor”). On

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 259 funds for the six-month period and among the 248 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	3

Fund overview (cont’d)

November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.70%, 2.40%, 1.60, 1.39% and 1.31%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.65% for Class A shares, 2.40% for Class C, 1.65% for Class FI, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for Class A, Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its exposure to the European housing market. This was accomplished through the Fund’s allocation to residential mortgage-backed securities (“RMBS”). European RMBS were supported by solid fundamentals, credit rating upgrades and a lack of new supply.

The Fund’s exposure to the U.S. housing market, also through investments in RMBS, was beneficial as well. Investor sentiment for U.S. RMBS was buoyed by the strengthening economy, a robust labor market and deleveraging in legacy securities. In particular, we favored floating rate RMBS as a hedge against rising interest rates.

Elsewhere, the Fund’s high-yield credit exposure, through the use of CDX, contributed to returns during the period. The high-yield market was supported by overall solid investor demand, strong corporate fundamentals and moderating supply.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance over the reporting period was its position in a Caribbean telecommunication company. This company’s bonds performed poorly as it experienced

4	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

a slower than expected turnaround following the introduction of a new pricing strategy.

The Fund’s exposures to longer duration bonds and currencies in Indonesia and Mexico were headwind for results. Both were negatively impacted by macro issues, Fed rate hikes and a slowdown in Chinese growth. Indonesia was also hurt by the country’s high external debt burden, as well as several rate hikes by the Bank of Indonesia. Mexico has been experiencing lackluster growth and relatively high inflation. In addition, there were concerns over President-elect Andres Manuel Lopez Obrador’s political agenda in the wake of him canceling the development of a new airport in Mexico City.

Thank you for your investment in BrandywineGLOBAL — Alternative Credit Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gary P. Herbert, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 20, 2018

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity and possibility of default than higher-grade bonds. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Equity securities are subject to market and price fluctuations. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The Fund is non-diversified and may

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	5

Fund overview (cont’d)

invest its assets in a limited number of issuers or strategies. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect; which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

viii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

ix	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

[x]

The Bloomberg Barclays Global High Yield Index is a multi-currency measure of the global high-yield debt market. The Index represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets (EM) Hard Currency High Yield Indices.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

The FTSE 3-Month U.S. Treasury Bill Index (formerly known as the Citigroup 3-Month U.S. Treasury Bill Index) is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

6	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.19%	$1,000.00	$988.10	1.65%	$8.27	Class A	5.00%	$1,000.00	$1,016.89	1.65%	$8.39
Class C	-1.48	1,000.00	985.20	2.40	12.01	Class C	5.00	1,000.00	1,013.11	2.40	12.18
Class FI	-1.06	1,000.00	989.40	1.65	8.27	Class FI	5.00	1,000.00	1,016.89	1.65	8.39
Class I	-1.00	1,000.00	990.00	1.35	6.77	Class I	5.00	1,000.00	1,018.40	1.35	6.87
Class IS	-0.95	1,000.00	990.50	1.25	6.27	Class IS	5.00	1,000.00	1,018.90	1.25	6.36

8	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	9

Fund performance (unaudited)

BrandywineGLOBAL — Alternative Credit Fund (formerly Legg Mason BW Alternative Credit Fund) (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph includes performance of the Predecessor. The Predecessor’s inception date was August 31, 2010. On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance was achieved by the Predecessor when fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the fund’s assets are larger. The performance information reflects the expenses of the Predecessor adjusted to reflect the highest management fees paid by an investor of the Predecessor which fees were separately paid by such investors. The performance shown includes an annual management fee of 1.75% and does not include any expenses paid by the Predecessor’s adviser.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/18	0.93%	0.12%	0.96%	1.24%	1.32%
Five Years Ended 10/31/18	N/A	N/A	N/A	N/A	4.20
Inception* through 10/31/18	3.76	3.03	3.75	4.05	10.90

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/18	-3.36%	-0.86%	0.96%	1.24%	1.32%
Five Years Ended 10/31/18	N/A	N/A	N/A	N/A	4.20
Inception* through 10/31/18	2.84	3.03	3.75	4.05	10.90

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/2/13 through 10/31/18)	19.86%
Class C (Inception date of 12/2/13 through 10/31/18)	15.81
Class FI (Inception date of 12/2/13 through 10/31/18)	19.82
Class I (Inception date of 12/2/13 through 10/31/18)	21.56
Class IS (Inception date of 8/31/10 through 10/31/18)	132.81

10	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are December 2, 2013, December 2, 2013, December 2, 2013, December 2, 2013 and August 31, 2010, respectively.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Alternative Credit Fund vs. FTSE 3-Month U.S. Treasury Bill Index† —August 31, 2010 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Alternative Credit Fund at inception on August 31, 2010 (inception date of the Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE 3-Month U.S. Treasury Bill Index. The FTSE 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Schedule of investments

October 31, 2018

BrandywineGLOBAL — Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (a) — 62.0%
Bancaja 10 FTA, 2010 C (3 mo. Euribor + 0.500%)	0.181%	5/22/50	4,700,000	EUR	$4,355,135	(b)(c)
CGDBB Commercial Mortgage Trust, 2017-BIOC B (1 mo. LIBOR + 0.970%)	3.250%	7/15/32	8,062,000		8,068,933	(c)(d)
Citigroup Commercial Mortgage Trust, 2014-GC19 D	5.059%	3/10/47	7,601,000		7,621,008	(c)(d)
Citigroup Commercial Mortgage Trust, 2015-GC29 C	4.143%	4/10/48	4,199,000		4,073,233	(c)
Commercial Mortgage Lease-Backed Certificates Series, 2001-CMLB D	7.954%	6/20/31	4,195,000		4,621,107	(c)(d)
Commercial Mortgage Trust, 2012-CR5 D	4.320%	12/10/45	2,372,965		2,310,098	(c)(d)
Commercial Mortgage Trust, 2014-CR15 D	4.733%	2/10/47	8,456,900		8,473,657	(c)(d)
Commercial Mortgage Trust, 2014-CR16 C	4.901%	4/10/47	7,807,000		7,871,036	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, 20K042, X1, IO	1.051%	12/25/24	79,524,147		4,257,675	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K016, X1, IO	1.501%	10/25/21	65,140,508		2,398,135	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K019, X1, IO	1.631%	3/25/22	47,177,496		2,162,461	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K020, X1, IO	1.412%	5/25/22	69,412,371		2,848,302	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K711, A2	1.730%	7/25/19	6,829,708		6,779,912
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M3 (1 mo. USD LIBOR + 3.900%)	6.181%	12/25/27	13,075,000		14,425,650	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQA1 M3 (1 mo. USD LIBOR + 4.700%)	6.981%	3/25/28	4,815,000		5,483,233	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2, M3 (1 mo. USD LIBOR + 4.650%)	6.931%	10/25/28	6,499,000		7,459,890	(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04, 1M2 (1 mo. USD LIBOR + 4.900%)	7.181%	11/25/24	4,855,860		5,552,292	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03, 1M2 (1 mo. USD LIBOR + 5.000%)	7.281%	7/25/25	17,478,315		19,675,948	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01, 1M2 (1 mo. USD LIBOR + 6.750%)	9.031%	8/25/28	7,175,000		8,612,632	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02, 1M2 (1 mo. USD LIBOR + 6.000%)	8.281%	9/25/28	4,000,000		4,676,073	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1M2 (1 mo. USD LIBOR + 5.300%)	7.581%	10/25/28	5,567,000		6,506,864	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04, 1M2 (1 mo. USD LIBOR + 4.250%)	6.531%	1/25/29	14,104,539		15,850,074	(c)
Fondo de Titulizacion de Activos UCI 17 (3 mo. Euribor + 0.350%)	0.031%	12/17/49	3,400,000	EUR	2,888,296	(b)(c)

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

BrandywineGLOBAL — Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (a) — continued
FREMF Mortgage Trust, 2012-K23 B	3.656%	10/25/45	14,522,000		$14,496,722	(c)(d)
FREMF Mortgage Trust, 2012-K23 C	3.656%	10/25/45	4,089,000		4,054,126	(c)(d)
FREMF Mortgage Trust, 2012-K709 B	3.741%	4/25/45	9,065,000		9,071,971	(c)(d)
FREMF Mortgage Trust, 2013-K27 B	3.496%	1/25/46	7,000,000		6,956,606	(c)(d)
FREMF Mortgage Trust, 2013-K31 C	3.629%	7/25/46	3,000,000		2,943,171	(c)(d)
FREMF Mortgage Trust, 2014-K715 B	3.978%	2/25/46	10,771,000		10,857,973	(c)(d)
FREMF Mortgage Trust, 2014-K717 B	3.629%	11/25/47	9,955,000		9,943,169	(c)(d)
FREMF Mortgage Trust, 2014-K717 C	3.629%	11/25/47	3,492,000		3,449,187	(c)(d)
FREMF Mortgage Trust, 2015-K718 C	3.546%	2/25/48	9,900,000		9,511,137	(c)(d)
FREMF Mortgage Trust, 2016-K722 C	3.835%	7/25/49	6,000,000		5,905,172	(c)(d)
FREMF Mortgage Trust, 2017-K66 C	4.036%	7/25/27	1,885,000		1,786,871	(c)(d)
FREMF Mortgage Trust, 2017-K724 C	3.487%	11/25/23	2,100,000		1,966,947	(c)(d)
FREMF Mortgage Trust, 2017-K726 C	3.972%	7/25/49	2,250,000		2,156,133	(c)(d)
FREMF Mortgage Trust, 2018-KF43 B (1 mo. LIBOR + 2.150%)	4.411%	1/25/28	4,000,000		4,065,320	(c)(d)
Hipocat 8 FTA, HIPO-8 B (3 mo. Euribor + 0.160%, 0.000% Floor)	0.000%	3/15/38	2,740,445	EUR	2,924,723	(b)(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.105%	11/15/45	15,375,000		16,075,596	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 D	4.887%	1/15/47	5,000,000		4,893,379	(c)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27	3.843%	2/15/48	4,801,000		4,359,869	(c)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2012-LC9 AS	3.353%	12/15/47	10,000,000		9,858,021	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FRR1 B707	2.010%	1/27/47	8,810,000		8,780,672	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-11 M2 (1 mo. USD LIBOR + 1.100%)	3.381%	11/25/34	7,256,354		7,381,819	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 C	4.117%	2/15/46	4,303,000		4,284,512	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C15 D	4.897%	4/15/47	3,200,000		3,124,148	(c)(d)
Morgan Stanley Capital I Trust, 2011-C1 G	4.193%	9/15/47	14,314,000		14,328,094	(d)
Morgan Stanley Capital I Trust, 2012-C4 AS	3.773%	3/15/45	6,795,000		6,813,251
Newgate Funding PLC, 2006-2, CB (3 mo. Euribor + 0.430%)	0.112%	12/1/50	1,945,832	EUR	2,012,025	(b)(c)
Newgate Funding PLC, 2006-2, DB (3 mo. Euribor + 0.900%)	0.582%	12/1/50	1,615,408	EUR	1,646,657	(b)(c)
Newgate Funding PLC, 2007-3X, CB (3 mo. Euribor + 1.500%)	1.181%	12/15/50	4,058,345	EUR	4,464,920	(b)(c)
Paragon Mortgages PLC, 13X C1B (3 mo. Euribor + 0.780%)	0.462%	1/15/39	6,000,000	EUR	6,485,620	(b)(c)
RMAC Securities No 1 PLC, 2006-NS1X, B1C (3 mo. Euribor + 0.880%)	0.561%	6/12/44	7,595,920	EUR	8,269,212	(b)(c)
RMAC Securities No 1 PLC, 2006-NS1X, M2A (3 mo. GBP LIBOR + 0.470%)	1.271%	6/12/44	1,662,127	GBP	2,007,726	(b)(c)

See Notes to Financial Statements.

14	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (a) — continued
RMAC Securities No 1 PLC, 2006-NS4X, M1C (3 mo. Euribor + 0.270%, 0.000% Floor)	0.000%	6/12/44	3,305,991	EUR	$3,520,113	(b)(c)
RMAC Securities No 1 PLC, 2007-NS1X, M1C (3 mo. Euribor + 0.270%, 0.000% Floor)	0.000%	6/12/44	3,472,383	EUR	3,660,112	(b)(c)
TDA 24 FTA, 2024-A1 (3 mo. Euribor + 0.130%, 0.000% Floor)	0.000%	6/22/40	504,301	EUR	564,844	(b)(c)
UBS-Citigroup Commercial Mortgage Trust, 2011-C1 D	6.051%	1/10/45	4,290,000		4,488,076	(c)(d)
VNDO Mortgage Trust, 2012-6AVE C	3.337%	11/15/30	12,000,000		11,756,335	(c)(d)
Wells Fargo Re-REMIC Trust, 2013-FRR1 AK16	0.000%	12/27/43	3,000,000		2,608,251	(d)
Wells Fargo Re-REMIC Trust, 2013-FRR1 BK20	0.000%	5/27/45	16,675,000		13,742,953	(d)
WFRBS Commercial Mortgage Trust, 2013-C11 D	4.269%	3/15/45	6,105,000		5,916,323	(c)(d)
Total Collateralized Mortgage Obligations (Cost — $395,180,905)					398,103,400
Asset-Backed Securities — 24.6%
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R8 M2 (1 mo. USD LIBOR + 1.020%)	3.301%	9/25/34	9,425,000		9,453,384	(c)
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-R8 M3 (1 mo. USD LIBOR + 0.51%)	3.046%	10/25/35	12,049,000		12,084,045	(c)
Applebee’s Funding LLC/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	3,326,400		3,274,409	(d)
Carlyle Global Market Strategies CLO Ltd., 2012-3A, A1R (3 mo. USD LIBOR + 1.450%)	3.886%	10/14/28	4,790,000		4,790,239	(c)(d)
CIT Mortgage Loan Trust, 2007-1, 2A3 (1 mo. USD LIBOR + 1.450%)	3.731%	10/25/37	7,877,101		8,009,340	(c)(d)
Countrywide Asset-Backed Certificates, 2006-5, 1A (1 mo. USD LIBOR + 0.200%)	2.481%	8/25/36	9,403,327		9,341,133	(c)
FBR Securitization Trust, 2005-2, M2 (1 mo. USD LIBOR + 0.75%)	3.031%	9/25/35	11,615,000		11,661,661	(c)
JPMorgan Mortgage Acquisition Corp., 2005-OPT2, M3 (1 mo. USD LIBOR + 0.480%)	2.761%	12/25/35	17,058,000		17,020,599	(c)
Merrill Lynch Mortgage Investors Trust Series, 2006-HE1, M1 (1 mo. USD LIBOR + 0.390%)	2.671%	12/25/36	5,735,000		5,749,425	(c)
Park Place Securities Inc. Asset Backed Pass-Through Certificates, 2005-WHQ3 M3 (1 mo. USD LIBOR + 0.705%)	2.986%	6/25/35	12,005,988		12,063,992	(c)
RAMP Series Trust, 2005-EFC4 M3 (1 mo. USD LIBOR + 0.480%)	2.761%	9/25/35	6,725,000		6,791,407	(c)
Securitized Asset Backed Receivables LLC Trust, 2005-OP2, M1 (1 mo. USD LIBOR + 0.430%)	2.711%	10/25/35	3,992,400		3,959,307	(c)
SoFi Professional Loan Program LLC, 2015-B, A1 (1 mo. USD LIBOR + 1.050%)	3.331%	4/25/35	3,889,392		3,942,770	(c)(d)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-BC1 A4 (1 mo. USD LIBOR + 0.130%)	2.411%	2/25/37	4,441,696		4,386,675	(c)
Towd Point Mortgage Trust, 2015-1, A3	3.250%	10/25/53	5,000,000		4,892,936	(c)(d)
Towd Point Mortgage Trust, 2015-2, 2M1	3.750%	11/25/57	5,337,000		5,312,666	(c)(d)

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

BrandywineGLOBAL — Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Towd Point Mortgage Trust, 2016-4, B3	4.007%	7/25/56	8,000,000	$7,584,662	(c)(d)
Towd Point Mortgage Trust, 2017-4, A1	2.750%	6/25/57	13,359,421	13,005,646	(c)(d)
Towd Point Mortgage Trust, 2017-6, A1	2.750%	10/25/57	6,733,934	6,563,848	(c)(d)
Vantage Data Centers Issuer LLC, 2018-1A, A2	4.072%	2/16/43	8,100,633	8,130,063	(d)
Total Asset-Backed Securities (Cost — $158,537,735)				158,018,207
U.S. Government & Agency Obligations — 6.1%
U.S. Government Obligations — 6.1%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.033%) (Cost — $39,419,830)	2.367%	4/30/20	39,420,000	39,433,462	(c)
Corporate Bonds & Notes — 4.5%
Communication Services — 2.6%
Media — 0.6%
Lee Enterprises Inc., Senior Secured Notes	9.500%	3/15/22	3,580,000	3,709,775	(d)
Wireless Telecommunication Services — 2.0%
Sprint Corp., Senior Notes	7.250%	9/15/21	12,264,000	12,846,540
Total Communication Services				16,556,315
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Chesapeake Energy Corp.	8.000%	12/15/22	5,395,000	5,648,565	(d)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	697,000	707,455
Chesapeake Energy Corp., Senior Notes (3 mo. USD LIBOR + 3.250%)	5.686%	4/15/19	6,065,000	6,095,325	(c)
Total Energy				12,451,345
Total Corporate Bonds & Notes (Cost — $28,868,044)				29,007,660
Senior Loans — 0.4%
Information Technology — 0.4%
Software — 0.4%
Rackspace Hosting, Inc. (Cost — $2,515,475)	3.000%	11/3/23	2,518,624	2,454,399	(c)(e)(f)
Total Investments before Short-Term Investments (Cost — $624,521,989)				627,017,128

			Shares
Short-Term Investments — 2.2%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $14,052,344)	2.022%		14,052,344	14,052,344
Total Investments — 99.8% (Cost — $638,574,333)				641,069,472
Other Assets in Excess of Liabilities — 0.2%				1,031,770
Total Net Assets — 100.0%				$642,101,242

See Notes to Financial Statements.

16	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

Abbreviations used in this schedule:
CAS	— Connecticut Avenue Securities
CLO	— Collateral Loan Obligation
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
REMIC	— Real Estate Mortgage Investment Conduit
Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

At October 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,404,925	EUR	2,090,000	Citibank N.A.	12/11/18	$29,144
EUR	27,030,000	USD	31,650,400	Goldman Sachs & Co.	12/11/18	(924,392)
EUR	2,160,000	USD	2,497,070	HSBC Bank USA, N.A.	12/11/18	(41,717)
EUR	27,980,000	USD	32,746,113	JPMorgan Chase & Co.	12/11/18	(940,204)
USD	109,198,176	EUR	95,410,000	JPMorgan Chase & Co.	12/11/18	742,072
EUR	4,000,000	USD	4,634,194	National Australia Bank	12/11/18	(87,245)
USD	1,657,316	GBP	1,260,000	Citibank N.A.	12/18/18	42,756
USD	46,720,617	MXN	904,100,000	Goldman Sachs & Co.	1/15/19	2,771,316
MXN	904,100,000	USD	47,618,546	HSBC Bank USA, N.A.	1/15/19	(3,669,245)
Total						$(2,077,515)

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	17

Schedule of investments (cont’d)

October 31, 2018

BrandywineGLOBAL — Alternative Credit Fund

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
USD	— United States Dollar

At October 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC (Frontier Communications 9.000%, due 8/15/31)	$8,025,000	6/20/19	8.019%	5.000% quarterly	$(148,004)	$(33,951)	$(114,053)
JPMorgan Chase & Co. (Frontier Communications Corp., 9.000%, due 8/15/31)	2,105,000	12/20/19	9.053%	5.000% quarterly	(89,036)	(50,785)	(38,251)
Morgan Stanley & Co. Inc. (Frontier Communications Corp., 9.000%, due 8/15/31)	8,000,000	12/20/19	9.049%	5.000% quarterly	(337,386)	(145,583)	(191,803)
Citibank N.A. (Chesapeake Energy Corp., 6.625%, due 8/15/20)	5,740,000	12/20/21	2.693%	5.000% quarterly	385,398	(569,553)	954,951
Morgan Stanley & Co. Inc. (Chesapeake Energy Corp., 6.625%, due 8/15/20)	4,595,000	12/20/21	2.693%	5.000% quarterly	308,519	(459,395)	767,914
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	3,280,000	6/20/22	1.479%	1.000% quarterly	(53,349)	(181,189)	127,840
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	9,980,000	12/20/22	1.748%	1.000% quarterly	(283,072)	(355,749)	72,677
Total	$41,725,000				$(216,930)	$(1,796,205)	$1,579,275

See Notes to Financial Statements.

18	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid	Unrealized Depreciation
Markit CDX.NA.HY.31 Index	$120,600,000	12/20/23	5.000% quarterly	$6,356,344	$8,917,857	$(2,561,513)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country** (unaudited)
United States	91.1%
United Kingdom	5.0
Spain	1.7
Short-Term Investments	2.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2018 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	19

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $638,574,333)	$641,069,472
Foreign currency, at value (Cost — $4)	4
Receivable for securities sold	13,134,593
Deposits with brokers for centrally cleared swap contracts	5,685,058
Unrealized appreciation on forward foreign currency contracts	3,585,288
Interest receivable	1,835,732
Receivable from broker — variation margin on centrally cleared swap contracts	1,696,971
OTC swaps, at value (premiums received — $1,028,948)	693,917
Receivable for Fund shares sold	479,420
Deposits with brokers for open OTC derivatives	320,000
Receivable for open OTC swap contracts	181,516
Foreign currency collateral for open forward foreign currency contracts, at value (Cost — $60,000)	60,000
Prepaid expenses	53,073
Total Assets	668,795,044

Liabilities:
Payable for securities purchased	18,561,471
Unrealized depreciation on forward foreign currency contracts	5,662,803
OTC swaps, at value (premiums received — $767,257)	910,847
Payable for Fund shares repurchased	619,469
Investment management fee payable	601,697
Service and/or distribution fees payable	10,797
Trustees’ fees payable	610
Accrued expenses	326,108
Total Liabilities	26,693,802
Total Net Assets	$642,101,242

Net Assets:
Par value (Note 7)	$628
Paid-in capital in excess of par value	726,869,760
Undistributed net investment income	2,529,972
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(86,726,720)
Net unrealized depreciation on investments, swap contracts, forward foreign currency contracts and foreign currencies	(572,398)
Total Net Assets	$642,101,242

See Notes to Financial Statements.

20	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Net Assets:
Class A	$8,394,699
Class C	$10,418,031
Class FI	$463,760
Class I	$493,156,789
Class IS	$129,667,963

Shares Outstanding:
Class A	821,892
Class C	1,027,162
Class FI	45,522
Class I	48,236,154
Class IS	12,659,837

Net Asset Value:
Class A (and redemption price)	$10.21
Class C*	$10.14
Class FI (and redemption price)	$10.19
Class I (and redemption price)	$10.22
Class IS (and redemption price)	$10.24
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.66

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	21

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Interest	$20,969,106
Less: Foreign taxes withheld	(380,544)
Total Investment Income	20,588,562

Expenses:
Investment management fee (Note 2)	6,449,778
Transfer agent fees (Note 5)	370,509
Fees recaptured by investment manager (Note 2)	222,522
Service and/or distribution fees (Notes 2 and 5)	158,787
Custody fees	105,920
Registration fees	104,903
Trustees’ fees	77,054
Fund accounting fees	63,692
Legal fees	54,467
Shareholder reports	36,219
Commitment fees (Note 8)	17,565
Insurance	5,851
Interest expense	42
Audit and tax fees	(9,061)
Miscellaneous expenses	25,915
Total Expenses	7,684,163
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,729)
Net Expenses	7,633,434
Net Investment Income	12,955,128

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,297,577)
Futures contracts	(63,800)
Swap contracts	5,286,537
Forward foreign currency contracts	7,323,552
Foreign currency transactions	(1,765,410)
Net Realized Gain	4,483,302
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,516,630)
Futures contracts	141,074
Swap contracts	(3,349,856)
Forward foreign currency contracts	(2,445,293)
Foreign currencies	28,692
Change in Net Unrealized Appreciation (Depreciation)	(12,142,013)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(7,658,711)
Increase in Net Assets From Operations	$5,296,417

See Notes to Financial Statements.

22	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$12,955,128	$12,530,310
Net realized gain	4,483,302	5,232,868
Change in net unrealized appreciation (depreciation)	(12,142,013)	12,377,005
Increase in Net Assets From Operations	5,296,417	30,140,183

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(16,573,117)	(10,700,079)
Decrease in Net Assets From Distributions to Shareholders	(16,573,117)	(10,700,079)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	321,225,811	255,165,060
Reinvestment of distributions	11,630,278	8,608,002
Cost of shares repurchased	(142,854,815)	(181,149,450)
Increase in Net Assets From Fund Share Transactions	190,001,274	82,623,612
Increase in Net Assets	178,724,574	102,063,716

Net Assets:
Beginning of year	463,376,668	361,312,952
End of year*	$642,101,242	$463,376,668
*Includes undistributed net investment income of:	$2,529,972	$4,896,409

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.39	$9.80	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.21	0.32	0.16	0.18	0.19
Net realized and unrealized gain (loss)	(0.11)	0.55	0.20	(0.74)	0.91
Total income (loss) from operations	0.10	0.87	0.36	(0.56)	1.10

Less distributions from:
Net investment income	(0.28)	(0.28)	(0.31)	(0.21)	(0.21)
Net realized gains	—	—	—	(0.35)	—
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.28)	(0.28)	(0.33)	(0.56)	(0.21)

Net asset value, end of year	$10.21	$10.39	$9.80	$9.77	$10.89
Total return[3]	0.93%	8.90%	3.85%	(5.45)%	11.06%

Net assets, end of year (000s)	$8,395	$20,781	$28,168	$112,382	$108,210

Ratios to average net assets:
Gross expenses	1.67%[4]	1.71%[4]	1.68%[4]	1.65%[4]	1.69%[5]
Net expenses[6,7]	1.65 [4]	1.65 [4]	1.59 [4]	1.65 [4]	1.38 [5]
Net investment income	2.05	3.16	1.63	1.75	1.90 [5]

Portfolio turnover rate	142%	160%	156%	72%	131%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.33	$9.76	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.13	0.26	0.08	0.11	0.13
Net realized and unrealized gain (loss)	(0.12)	0.53	0.22	(0.74)	0.90
Total income (loss) from operations	0.01	0.79	0.30	(0.63)	1.03

Less distributions from:
Net investment income	(0.20)	(0.22)	(0.30)	(0.14)	(0.14)
Net realized gains	—	—	—	(0.35)	—
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.20)	(0.22)	(0.31)	(0.49)	(0.14)

Net asset value, end of year	$10.14	$10.33	$9.76	$9.77	$10.89
Total return[3]	0.12%	8.19%	3.15%	(6.09)%	10.38%

Net assets, end of year (000s)	$10,418	$13,132	$17,396	$36,012	$14,500

Ratios to average net assets:
Gross expenses	2.40%[4]	2.41%[4]	2.39%[4]	2.34%[4]	2.35%[5]
Net expenses[6,7]	2.40 [4]	2.36 [4]	2.29 [4]	2.34 [4]	2.02 [5]
Net investment income	1.29	2.55	0.81	1.07	1.31 [5]

Portfolio turnover rate	142%	160%	156%	72%	131%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.38	$9.80	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.21	0.34	0.17	0.19	0.20
Net realized and unrealized gain (loss)	(0.11)	0.53	0.19	(0.76)	0.90
Total income (loss) from operations	0.10	0.87	0.36	(0.57)	1.10

Less distributions from:
Net investment income	(0.29)	(0.29)	(0.31)	(0.20)	(0.21)
Net realized gains	—	—	—	(0.35)	—
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.29)	(0.29)	(0.33)	(0.55)	(0.21)

Net asset value, end of year	$10.19	$10.38	$9.80	$9.77	$10.89
Total return[3]	0.96%	8.91%	3.83%	(5.53)%	11.09%

Net assets, end of year (000s)	$464	$440	$831	$3,191	$22,027

Ratios to average net assets:
Gross expenses	1.65%[4]	1.65%[4]	2.01%[4]	1.65%[4]	1.58%[5]
Net expenses[6]	1.65 [4]	1.60 [4,7]	1.65 [4,7]	1.65 [4,7]	1.26 [5,7]
Net investment income	1.99	3.35	1.77	1.77	2.05 [5]

Portfolio turnover rate	142%	160%	156%	72%	131%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.41	$9.82	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.24	0.36	0.17	0.22	0.20
Net realized and unrealized gain (loss)	(0.11)	0.54	0.23	(0.75)	0.91
Total income (loss) from operations	0.13	0.90	0.40	(0.53)	1.11

Less distributions from:
Net investment income	(0.32)	(0.31)	(0.32)	(0.24)	(0.22)
Net realized gains	—	—	—	(0.35)	—
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.32)	(0.31)	(0.35)	(0.59)	(0.22)

Net asset value, end of year	$10.22	$10.41	$9.82	$9.77	$10.89
Total return[3]	1.24%	9.21%	4.22%	(5.15)%	11.22%

Net assets, end of year (millions)	$493	$337	$214	$567	$245

Ratios to average net assets:
Gross expenses	1.36%[4]	1.38%[4]	1.39%[4]	1.32%[4]	1.39%[5]
Net expenses[6,7]	1.35 [4]	1.33 [4]	1.30 [4]	1.32 [4]	1.25 [5]
Net investment income	2.28	3.48	1.79	2.10	2.04 [5]

Portfolio turnover rate	142%	160%	156%	72%	131%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.43	$9.83	$9.78	$10.90	$10.00

Income (loss) from operations:
Net investment income	0.27	0.37	0.18	0.22	0.24
Net realized and unrealized gain (loss)	(0.13)	0.54	0.22	(0.74)	0.89
Total income (loss) from operations	0.14	0.91	0.40	(0.52)	1.13

Less distributions from:
Net investment income	(0.33)	(0.31)	(0.32)	(0.25)	(0.23)
Net realized gains	—	—	—	(0.35)	—
Return of capital	—	—	(0.03)	—	—
Total distributions	(0.33)	(0.31)	(0.35)	(0.60)	(0.23)

Net asset value, end of year	$10.24	$10.43	$9.83	$9.78	$10.90
Total return[3]	1.32%	9.36%	4.27%	(5.09)%	11.35%

Net assets, end of year (millions)	$130	$92	$101	$104	$151

Ratios to average net assets:
Gross expenses	1.26%[4]	1.30%	1.30%[4]	1.25%[4]	1.59%[5]
Net expenses[6,7]	1.25 [4]	1.25	1.20 [4]	1.25 [4]	1.25 [5]
Net investment income	2.60	3.58	1.92	2.11	2.48 [5]

Portfolio turnover rate	142%	160%	156%	72%	131%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 29, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Alternative Credit Fund (formerly Legg Mason BW Alternative Credit Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$398,103,400	—	$398,103,400
Asset-backed securities	—	158,018,207	—	158,018,207
U.S. government & agency obligations	—	39,433,462	—	39,433,462
Corporate bonds & notes	—	29,007,660	—	29,007,660
Senior loans	—	2,454,399	—	2,454,399
Total long-term investments	—	627,017,128	—	627,017,128
Short-term investments†	$14,052,344	—	—	14,052,344
Total investments	$14,052,344	$627,017,128	—	$641,069,472
Other financial instruments:
Forward foreign currency contracts	—	$3,585,288	—	$3,585,288
OTC credit default swaps on corporate issues — sell protection‡	—	693,917	—	693,917
Total other financial instruments	—	$4,279,205	—	$4,279,205
Total	$14,052,344	$631,296,333	—	$645,348,677

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$5,662,803	—	$5,662,803
OTC credit default swaps on corporate issues — sell protection‡	—	910,847	—	910,847
Centrally cleared credit default swaps on credit indices — sell protection	—	2,561,513	—	2,561,513
Total	—	$9,135,163	—	$9,135,163

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

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Notes to financial statements (cont’d)

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

32	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2018, the total notional value of all credit default swaps to sell protection was $162,325,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of

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Notes to financial statements (cont’d)

the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

34	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

36	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $6,573,650. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $380,000, which could be used to reduce the required payment.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount,

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Notes to financial statements (cont’d)

is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

38	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,251,552	$(1,251,552)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax accretion of market discount on fixed income securities, book/tax differences in the treatment of swap contracts, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of foreign capital gains tax expense.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global monthly 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $50,729.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

Pursuant to these arrangements, at October 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2019	$42,176	$10,814	$4,455	$104,857	$95,366
Expires October 31, 2020	10,734	6,717	316	123,636	39,142
Expires October 31, 2021	2,293	693	—	38,747	8,996
Total fee waivers/expense reimbursements subject to recapture	$55,203	$18,224	$4,771	$267,240	$143,504

For the year ended October 31, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C	Class FI	Class I	Class IS
LMPFA recaptured	$2,322	$10,758	$810	$188,842	$19,790

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$853	—
CDSCs	—	$875

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

40	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$599,286,262	$448,108,921
Sales	320,913,386	344,318,128

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$640,793,478	$3,914,583	$(3,638,589)	$275,994
Swap contracts	7,121,652	1,923,382	(2,905,620)	(982,238)
Forward foreign currency contracts	—	3,585,288	(5,662,803)	(2,077,515)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2018.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$693,917	$693,917
Forward foreign currency contracts	$3,585,288	—	3,585,288
Total	$3,585,288	$693,917	$4,279,205

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$910,847	$910,847
Centrally cleared swap contracts[3]	—	2,561,513	2,561,513
Forward foreign currency contracts	$5,662,803	—	5,662,803
Total	$5,662,803	$3,472,360	$9,135,163

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(63,800)	—	—	$(63,800)
Swap contracts	—	—	$5,286,537	5,286,537
Forward foreign currency contracts	—	$7,323,552	—	7,323,552
Total	$(63,800)	$7,323,552	$5,286,537	$12,546,289

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$141,074	—	—	$141,074
Swap contracts	—	—	$(3,349,856)	(3,349,856)
Forward foreign currency contracts	—	$(2,445,293)	—	(2,445,293)
Total	$141,074	$(2,445,293)	$(3,349,856)	$(5,654,075)

During the year ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$10,127,570
Forward foreign currency contracts (to buy)	65,622,578
Forward foreign currency contracts (to sell)	45,012,730

Average Notional Balance
Credit default swap contracts (to buy protection)†	$1,550,769
Credit default swap contracts (to sell protection)	150,360,385

†	At October 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2018.

42	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)2,[3]	Net Amount4,[5]
Barclays Bank PLC	—	$(148,004)	$(148,004)	—	$(148,004)
Citibank N.A.	$457,298	—	457,298	—	457,298
Goldman Sachs & Co.	2,771,316	(924,392)	1,846,924	—	1,846,924
HSBC Bank USA, N.A.	—	(3,710,962)	(3,710,962)	—	(3,710,962)
JPMorgan Chase & Co.	742,072	(1,029,240)	(287,168)	$60,000	(227,168)
Morgan Stanley & Co. Inc.	308,519	(673,807)	(365,288)	320,000	(45,288)
National Australia Bank	—	(87,245)	(87,245)	—	(87,245)
Total	$4,279,205	$(6,573,650)	$(2,294,445)	$380,000	$(1,914,445)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$36,620	$25,023
Class C	121,014	10,327
Class FI	1,153	(39)
Class I	—	332,267
Class IS	—	2,931
Total	$158,787	$370,509

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,293
Class C	693
Class FI	—
Class I	38,747
Class IS	8,996
Total	$50,729

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$400,062	$356,311
Class C	242,921	313,736
Class FI	12,866	18,351
Class I	12,699,876	7,937,560
Class IS	3,217,392	2,074,121
Total	$16,573,117	$10,700,079

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	381,734	$3,966,308	1,776,282	$18,258,977
Shares issued on reinvestment	37,755	389,822	33,685	343,612
Shares repurchased	(1,597,108)	(16,594,838)	(2,683,423)	(27,052,567)
Net decrease	(1,177,619)	$(12,238,708)	(873,456)	$(8,449,978)

Class C
Shares sold	174,072	$1,792,788	203,270	$2,038,439
Shares issued on reinvestment	23,415	240,183	30,674	310,794
Shares repurchased	(441,943)	(4,544,681)	(744,593)	(7,456,768)
Net decrease	(244,456)	$(2,511,710)	(510,649)	$(5,107,535)

Class FI
Shares sold	7,299	$76,016	22,087	$223,921
Shares issued on reinvestment	1,250	12,866	1,805	18,351
Shares repurchased	(5,456)	(56,639)	(66,299)	(671,536)
Net increase (decrease)	3,093	$32,243	(42,407)	$(429,264)

Class I
Shares sold	25,181,671	$261,544,469	17,826,680	$182,982,686
Shares issued on reinvestment	764,889	7,894,292	579,502	5,933,344
Shares repurchased	(10,118,413)	(105,007,327)	(7,834,435)	(78,891,973)
Net increase	15,828,147	$164,431,434	10,571,747	$110,024,057

Class IS
Shares sold	5,187,765	$53,846,230	4,991,000	$51,661,037
Shares issued on reinvestment	299,233	3,093,115	195,240	2,001,901
Shares repurchased	(1,603,028)	(16,651,330)	(6,636,698)	(67,076,606)
Net increase (decrease)	3,883,970	$40,288,015	(1,450,458)	$(13,413,668)

44	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended October 31, 2018, the Fund incurred a commitment fee in the amount of $17,565. The Fund did not utilize the Redemption Facility during the year ended October 31, 2018.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$16,573,117	$10,700,079

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,632,453
Deferred capital losses*	(85,020,807)
Other book/tax temporary differences(a)	410,751
Unrealized appreciation (depreciation)(b)	(2,791,543)
Total accumulated earnings (losses) — net	$(84,769,146)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain future and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion of market discount on fixed income securities.

10. Subsequent event

Effective November 19, 2018, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Alternative Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Alternative Credit Fund (formerly known as Legg Mason BW Alternative Credit Fund) (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

46	BrandywineGLOBAL — Alternative Credit Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

BrandywineGLOBAL — Alternative Credit Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

48	BrandywineGLOBAL — Alternative Credit Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

BrandywineGLOBAL — Alternative Credit Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	BrandywineGLOBAL — Alternative Credit Fund

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

BrandywineGLOBAL — Alternative Credit Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

52	BrandywineGLOBAL — Alternative Credit Fund

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Alternative Credit Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/20/2017	3/27/2018	6/27/2018	9/26/2018
Payable date:	12/21/2017	3/28/2018	6/28/2018	9/27/2018
Interest from Federal Obligations	1.05%	9.86%	9.86%	9.86%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

54	BrandywineGLOBAL — Alternative Credit Fund

BrandywineGLOBAL —

Alternative Credit Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W.Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

BrandywineGLOBAL — Alternative Credit Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Alternative Credit Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Alternative Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX107352 12/18 SR18-3498

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $248,670 in October 31, 2017 and $190,644 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,000 in October 31, 2017 and $0 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $139,757 in October 31, 2017 and $0 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2017 and $0 in October 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018